                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 26, 1998




                               ARDEN REALTY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          MARYLAND                   1-12193                     95-4578533
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)



11601 WILSHIRE BOULEVARD, FOURTH FLOOR                                 90025
       LOS ANGELES, CALIFORNIA
 (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (310) 966-2600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED.

CONTINENTAL GRAND

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the year ended December 31,
   1997
   Notes to Statement of Revenue and Certain Expenses

CALABASAS TECH CENTER

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the year ended December 31,
   1997
   Notes to Statement of Revenue and Certain Expenses

(b) PRO FORMA FINANCIAL INFORMATION.

     Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 (Unaudited)

     Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998 (Unaudited)

     Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (Unaudited)

     Notes to the Pro Forma Condensed Consolidated Financial Statements (Unaudited)

(c) EXHIBIT

     Exhibit 23.1    Consent of Independent Auditors

                         Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Continental Grand for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of Continental Grand. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Continental Grand for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                          /s/ Ernst & Young LLP

Los Angeles, California
April 16, 1998

                               CONTINENTAL GRAND
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the year ended December 31, 1997
                                 (In thousands)



REVENUE
  Rental                                                        $5,267
  Tenant reimbursements                                            300
  Parking, net of expenses                                         377
  Other income                                                     105
                                                                ------
    Total revenue                                                6,049
                                                                ------

CERTAIN EXPENSES
  Property operating and maintenance                             1,197
  Real estate taxes                                                256
  Insurance                                                        192
                                                                ------
    Total certain expenses                                       1,645
                                                                ------
    Excess of revenue over certain expenses                     $4,404
                                                                ======

See accompanying notes to statement of revenue and certain expenses.

                               CONTINENTAL GRAND

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the year ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of Continental Grand (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for approximately $47,550,000 and has approximately 235,926 rentable square feet.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

USE OF ESTIMATES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                               CONTINENTAL GRAND

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                  (Continued)


2. COMMERCIAL OFFICE PROPERTY

The future minimum lease payments to be received under existing operating leases as of December 31, 1997 are as follows (in thousands):

1998                                                                            $        4,551
1999                                                                                     3,302
2000                                                                                     2,316
2001                                                                                     1,229
2002                                                                                       295
Thereafter                                                                                 376
                                                                                --------------
Total                                                                           $       12,069
                                                                                ==============

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1997, two of the Property's tenants accounted for approximately 30% of the Property's aggregate annualized base rent.

                         Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Calabasas Tech Center for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of Calabasas Tech Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Calabasas Tech Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                         /s/ Ernst & Young LLP

Los Angeles, California
May 14, 1998

                              CALABASAS TECH CENTER

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the year ended December 31, 1997
                                 (In thousands)



REVENUE
  Rental                                                        S        4,300
  Tenant reimbursements                                                    477
                                                                --------------
    Total revenue                                                        4,777
                                                                --------------
CERTAIN EXPENSES
  Property operating and maintenance                                       323
  Real estate taxes                                                        362
  Insurance                                                                 56
                                                                --------------
    Total certain expenses                                                 741
                                                                --------------
      Excess of revenue over certain expenses                   $        4,036
                                                                ==============

See accompanying notes to statement of revenue and certain expenses.

                              CALABASAS TECH CENTER

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the year ended December 31, 1997



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of Calabasas Tech Center (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for approximately $46,120,000 and has approximately 273,526 rentable square feet.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

USE OF ESTIMATES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                              CALABASAS TECH CENTER

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                   (CONTINUED)

2. COMMERCIAL OFFICE PROPERTY

The future minimum lease payments to be received under existing operating leases as of December 31, 1997 are as follows (in thousands):

1998                                                                               $     4,883
1999                                                                                     4,862
2000                                                                                     4,232
2001                                                                                     2,282
2002                                                                                     1,355
Thereafter                                                                               1,881
                                                                                   -----------
Total                                                                              $    19,495
                                                                                   ===========

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1997, two of the Property's tenants accounted for approximately 73% of the Property's aggregate annualized base rent.

                               ARDEN REALTY, INC.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (UNAUDITED)

         The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 is presented as if the acquisition of properties acquired subsequent to March 31, 1998 and on or prior to May 20, 1998, including the properties described in Item 2 of the related Form 8-K filed on May 29, 1998 by the Company, (the "Second Quarter 1998 Acquired Properties"), had been consummated on March 31, 1998.

         The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 are presented as if the acquisition of the properties described in Item 2 of the related Form 8-K filed on May 29, 1998 by the Company (the "Acquired Properties") had occurred as of January 1, 1998, and 1997, respectively.

         The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                               ARDEN REALTY, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                         SECOND QUARTER         ARDEN REALTY,
                                                                         1998 ACQUIRED              INC.
                                                  ARDEN REALTY, INC.     PROPERTIES (A)          PRO FORMA
                                                  -----------------      --------------        ---------------
ASSETS

Commercial  properties, net                          $ 1,981,720          $   122,100           $ 2,103,820
Cash and cash equivalents                                  4,262               (4,262)                   --
Restricted cash                                            6,223                   --                 6,223
Rent and other receivables                                 9,927                   --                 9,927
Mortgage notes receivable, net                            14,452                   --                14,452
Deferred rent                                             10,064                   --                10,064
Prepaid financing and leasing costs, net                  14,374                   --                14,374
Prepaid expenses and other assets                         12,713                   --                12,713
                                                     -----------          -----------           -----------


     Total assets                                    $ 2,053,735          $   117,838           $ 2,171,573
                                                     ===========          ===========           ===========



LIABILITIES AND STOCKHOLDERS' EQUITY


Mortgage loans payable                               $   540,250                   --           $   540,250
Unsecured lines of credit                                 38,100              117,538               155,638
Accounts payable and accrued expenses                     24,659                   --                24,659
Security deposits                                          9,871                   --                 9,871
Dividends payable                                         25,708                   --                25,708
                                                     -----------          -----------           -----------
     Total liabilities                                   638,588              117,538               756,126
                                                     -----------          -----------           -----------

Minority interests in Operating Partnership               70,355                  300                70,655


Stockholders' equity:
  Common stock                                               612                   --                   612
  Additional paid-in capital                           1,344,180                   --             1,344,180
                                                     -----------          -----------           -----------
     Total stockholders' equity                        1,344,792                   --             1,344,792
                                                     -----------          -----------           -----------

     Total liabilities and stockholders' equity      $ 2,053,735          $   117,838           $ 2,171,573
                                                     ===========          ===========           ===========


                               ARDEN REALTY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)




                                                                            PRO FORMA ADJUSTMENTS
                                                                     -------------------------------
                                                    ARDEN REALTY,       ACQUIRED            OTHER        ARDEN REALTY, INC.
                                                      INC.           PROPERTIES (B)       ADJUSTMENTS       PRO FORMA
                                                 -------------       --------------       -----------    ------------------
   Revenues                                         $ 54,759           $  3,702           $     53 C        $ 58,514
   Property operating expenses                        16,738                871                 81 D          17,690
                                                    --------           --------           --------          --------
                                                      38,021              2,831                (28)           40,824

   General and administrative                          1,635                 --                                1,635
   Interest                                            8,612                 --              2,227 E          10,839
   Depreciation and amortization                      11,296                 --                762 F          12,058
   Interest and other income                          (1,458)                --                 --            (1,458)
                                                    --------           --------           --------          --------

Income before minority interest                       17,936              2,831             (3,017)           17,750
Minority interest                                     (1,752)                --                544 G          (1,208)
                                                    --------           --------           --------          --------

Net income                                          $ 16,184           $  2,831           $ (2,473)         $ 16,542
                                                    ========           ========           ========          ========

Net income per common share:

  Basic                                             $    .34                                                $    .35
                                                    ========                                                ========
  Diluted                                           $    .34                                                $    .35
                                                    ========                                                ========
Weighted average common shares:

  Basic                                               47,617                                                  47,617
                                                    ========                                                ========
  Diluted                                             47,834                                                  47,834
                                                    ========                                                ========


                               ARDEN REALTY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)




                                                                            PRO FORMA ADJUSTMENTS
                                                                       ------------------------------
                                                   ARDEN REALTY,        ACQUIRED             OTHER          ARDEN REALTY, INC.
                                                       INC.            PROPERTIES (B)      ADJUSTMENTS        PRO FORMA
                                                   -------------       --------------      -----------      -------------------
   Revenues                                         $ 133,817           $  15,749                567 C        $ 150,133
   Property operating expenses                         44,332               4,117                325 D           48,774
                                                    ---------           ---------          ---------          ---------
                                                       89,485              11,632                242            101,359

   General and administrative                           4,322                  --                 --              4,322
   Interest                                            19,511                  --              7,890 E           27,401
   Loss on valuation of derivative                      3,111                  --                                 3,111
   Depreciation and amortization                       20,260                  --              3,047 F           23,307
   Interest and other income                           (1,630)                 --                 --             (1,630)
                                                    ---------           ---------          ---------          ---------


Income before minority interest                        43,911              11,632            (10,695)            44,848
Minority interest                                      (4,281)                 --               (106) G          (4,387)
                                                    ---------           ---------          ---------          ---------

Net income                                          $  39,630           $  11,632          $ (10,801)         $  40,461
                                                    =========           =========          =========          =========

Net income per common share:

  Basic                                             $    1.43                                                 $    1.46
                                                    =========                                                 =========
  Diluted                                           $    1.41                                                 $    1.44
                                                    =========                                                 =========
Weighted average common shares:

  Basic                                                27,794                                                    27,794
                                                    =========                                                 =========
  Diluted                                              28,039                                                    28,039
                                                    =========                                                 =========


                               ARDEN REALITY, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


1.    ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     The adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 are as follows:

     A. Acquisition of the Second Quarter 1998 Acquired Properties, with $21,100 of cash, draws of $100,700 on the unsecured lines of credit and issuance of 10,412 operating partnership Units valued at approximately $300.

     Purchase price and additional closing costs of the Second Quarter Acquired Properties are as follows:




                 SECOND QUARTER 1998                               TOTAL ACQUISITION
                 ACQUIRED PROPERTIES                                     COST
                 -------------------                               -----------------
                 11075 Santa Monica                                    $     4,950
                 Continental Grand                                          47,550
                 Calabasas Tech Center                                      46,120
                 Oceangate Tower                                            23,480
                                                                       -----------
                               Total                                   $   122,100
                                                                       ===========


2.    ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

     The pro forma adjustments reflected in the Pro Forma Consolidated Statements of Operation for the three months ended March 31, 1998 and the year ended December 31, 1997 are set forth below:

     B. Represents the actual revenue and certain expenses for the Acquired
     Properties:

     Acquired Properties for the three months ended March 31, 1998.


                             HOWARD HUGHES      11075         CONTINENTAL      CALABASAS      OCEANGATE
                                CENTER        SANTA MONICA      GRAND          TECH CENTER      TOWER           TOTAL
                             -------------    ------------    -----------      -----------    ----------        ------
Revenue                         $  240          $  154          $1,292          $1,307          $  709          $3,702
Certain expenses                    20              63             339             155             294             871
                                ------          ------          ------          ------          ------          ------
Excess of revenue over
      certain expenses          $  220          $   91          $  953          $1,152          $  415          $2,831
                                ======          ======          ======          ======          ======          ======



     Acquired Properties for the year ended December 31, 1997.




                             HOWARD HUGHES      11075          CONTINENTAL        CALABASAS      OCEANGATE
                                CENTER        SANTA MONICA       GRAND           TECH CENTER       TOWER             TOTAL
                             -------------    ------------     -----------       -----------     ----------         ---------

Revenue                         $ 1,102          $   634          $ 6,049          $ 4,777          $ 3,187          $15,749
Certain expenses                     90              243            1,645              741            1,398            4,117
                                -------          -------          -------          -------          -------          -------
Excess of revenue over
      certain expenses          $ 1,012          $   391          $ 4,404          $ 4,036          $ 1,789          $11,632
                                =======          =======          =======          =======          =======          =======


     C. Increase in rental revenue to reflect the Acquired Properties straightline rental revenue calculated as though the properties were purchased on January 1, 1998, and 1997, respectively.

     D. Increase in property operating expenses related to additional payroll costs associated with the operations of the Acquired Properties.

     E. Increase in interest expense related to borrowings associated with the Acquired Properties.

     F. Increase in depreciation expense for the Acquired Properties utilizing a 40 year useful life for buildings and a 10 year useful life for improvements.

     G. To reflect adjustment for minority interest of 6.8% for the three months ended March 31, 1998 and 9.78% for the year ended December 31, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARDEN REALTY, INC.




Date:   July 28, 1998                   By:  /s/  DIANA M. LAING
                                            ------------------------------------
                                                  Diana M. Laing
                                                  Chief Financial Officer